                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                             ------------------


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                             ------------------

      Date of Report (Date of earliest event reported):  April 17, 1996


                            SPRINGS INDUSTRIES, INC.

               (Exact name of registrant as specified in charter)


South Carolina                       1-5315                    57-0252730

(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


205 North White Street, Fort Mill, SC                             29715
(Address of principal executive offices)                        (Zip Code)


                                 (803) 547-1500
              (Registrant's telephone number, including area code)

                                  Page 1 of 95
                      The Index to Exhibits is on Page 10

Item 2.  Acquisition or Disposition of Assets.

         On April 17, 1996, Springs Industries, Inc., a South Carolina corporation ("Springs" or "the Company"), sold all of the outstanding stock in Fort Mill A Inc., a Delaware corporation and wholly owned subsidiary of Springs ("Fort Mill"), to Clark-S Acquisition Corporation, a Delaware corporation ("Clark-S Acquisition"). Fort Mill's sole assets consisted of all the outstanding stock of Clark-Schwebel, Inc., a Delaware corporation ("Clark-Schwebel"), which owned minority interests in CS-Interglas AG and Asahi-Schwebel Co., Ltd., and a fifty percent (50%) interest in Clark-Schwebel Tech-Fab Company. The sale of Springs' stock in Fort Mill is hereinafter referred to as the "Sale." Clark-Schwebel manufactures and markets industrial fabrics, including electronics fiber glass fabric, composite materials fiber glass fabric and high performance fabrics. The operations of Clark-Schwebel were included in the Company's specialty fabrics segment.

         The Sale was consummated in accordance with the Agreement and Plan of Merger dated February 24, 1996, as amended on April 16, 1996 (the "Merger Agreement"), entered into by and among Springs, Fort Mill, Vestar/CS Holding Company, L.L.C., a Delaware limited liability company ("Vestar/CS Holding"), and Clark-S Acquisition. A copy of the Merger Agreement is attached as Exhibit 2 hereto and is incorporated by reference herein. Springs filed the Merger Agreement with the Securities and Exchange Commission on March 21, 1996 as an Exhibit to its Form 10-K. Capitalized terms used herein and not defined herein shall, unless otherwise indicated, have the respective meanings provided in the Merger Agreement.

Upon consummation of the Sale, Springs sold all of its Fort Mill Common Stock to Clark-S Acquisition for $192.8 million in cash, subject to certain post-closing adjustments described in the Merger Agreement. Clark-S Acquisition is controlled by Vestar Equity Partners, L.P. There was no material relationship between Clark-S Acquisition and its Affiliates and Springs or any of its Affiliates, any director or officer of Springs, or any associate of any such director or officer. The purchase price was determined through negotiations between the parties.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                                                                          Sequential
                                                                            Page No.
                                                                           ---------
         (a)     Financial Statements of Business Acquired

                 Not applicable

         (b)     Pro Forma Financial Information.


                 Overview . . . . . . . . . . . . . . . . . . . . .           4


                 Unaudited Pro Forma Consolidated Statement
                 of Operations for the Year Ended December 30,
                 1995, and related notes  . . . . . . . . . . . . .           5

                 Unaudited Pro Forma Consolidated Statement of
                 Operations for the Quarter Ended March 30, 1996,
                 and related notes  . . . . . . . . . . . . . . . .           6

                 Unaudited Condensed Pro Forma Consolidated
                 Balance Sheet as of March 30, 1996,
                 and related notes  . . . . . . . . . . . . . . . .           7


         (c)     Exhibits

                 Description of Exhibits

                 2 Agreement and Plan of Merger dated February 24, 1996, as amended on April 16, 1996, by and among Springs, Fort Mill, Vestar/CS Holding and Clark-S Acquisition.

                 99       News Release issued by Springs on April 17, 1996.

                        PRO FORMA FINANCIAL INFORMATION

OVERVIEW


         PRO FORMA FINANCIAL STATEMENTS

This pro forma information is provided for informational purposes only and is not indicative of results which would have occurred or which may occur in the future.

         CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statements of operations on the following pages are based upon the historical results of operations of the Company for the year ended December 30, 1995 and the quarter ended March 30, 1996. The pro forma adjustments thereto give effect to the sale of Fort Mill as if such sale had occurred on January 1, 1995, and exclude the non-recurring gain on sale.

         CONDENSED CONSOLIDATED BALANCE SHEET

The unaudited pro forma condensed consolidated balance sheet as of March 30, 1996, is based upon the historical balance sheet as of March 30, 1996, and includes pro forma adjustments as if the sale of Fort Mill had occurred on that date. The effect of the gain on sale is included in the pro forma balance sheet.

SPRING INDUSTRIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands except per share data)
For the Fiscal Year Ended December 30, 1995
(Unaudited)

                                                                  PRO FORMA
                                                                ADJUSTMENTS FOR
                                                                   SALE OF
                                                HISTORICAL      FORT MILL(1)(2)        PRO FORMA(3)
                                                ----------      ---------------        ------------
NET SALES                                       $2,233,053           ($231,993)          $2,001,060

  Cost of goods sold                             1,828,542            (188,326)           1,640,216
  Selling, general, and administrative
    expenses                                       270,989             (16,060)             254,929
                                                ----------           ---------           ----------
    Operating income                               133,522             (27,607)             105,915

  Interest expense                                  32,035                                   32,035
  Other (income) expense                            (9,446)              6,603               (2,843)
                                                ----------           ---------           ----------
Income before income taxes                         110,933             (34,210)              76,723

Provision for income taxes                          39,307             (13,076)              26,231
                                                ----------           ---------           ----------

INCOME FROM CONTINUING
 OPERATIONS (BEFORE GAIN ON
 SALE OF FORT MILL)                             $   71,626            ($21,134)          $   50,492
                                                ==========           =========           ==========

Per share:
Income from continuing operations
(before gain on sale of Fort Mill)              $     3.71              ($1.09)          $     2.62
                                                ==========           =========           ==========

Weighted average shares
 of common stock                                    19,300                                   19,300
                                                ==========                               ==========


NOTES:
1) Fort Mill's sole assets consisted of all the outstanding stock of Clark-Schwebel, which owned minority interests in CS-Interglas AG and Asahi-Schwebel Co., Ltd., and a fifty percent (50%) interest in Clark-Schwebel Tech-Fab Company.

2) The pro forma statement of operations does not include any benefit to be derived from the reinvestment of the $192.8 million proceeds from the sale. Springs intends to use the proceeds to meet strategic objectives, which might include repurchase of stock, debt reduction and further investments in the Company's home furnishings segment.

3) The pro forma statement of operations excludes the non-recurring gain on sale of Fort Mill.

SPRING INDUSTRIES, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands except per share data)
For the Quarter Ended March 30, 1996
(Unaudited)

                                                                      PRO FORMA
                                                                   ADJUSTMENTS FOR
                                                                    SALE OF FORT
                                                 HISTORICAL          MILL (1)(2)        PRO FORMA(3)
                                                 ----------        ---------------      ------------
NET SALES                                         $583,493            ($60,170)           $523,323

  Cost of goods sold                               477,755             (46,756)            430,999
  Selling, general, and administrative
    expenses                                        78,652              (5,275)             73,377
                                                  --------            --------            --------
    Operating income                                27,086              (8,139)             18,947

  Interest expense                                   7,834                                   7,834
  Other (income) expense                              (939)              1,533                 594
                                                  --------            --------            --------
Income before income taxes                          20,191              (9,672)             10,519

Provision for income taxes                           7,885              (3,777)              4,108
                                                  --------            --------            --------

INCOME FROM CONTINUING
OPERATIONS (BEFORE GAIN ON
SALE OF FORT MILL)                                $ 12,306             ($5,895)           $  6,411
                                                  ========            ========            ========

Per share:
Income from continuing operations
(before gain on sale of Fort Mill)                $   0.60              ($0.29)           $   0.31
                                                  ========            ========            ========

Weighted average shares
 of common stock                                    20,389                                  20,389
                                                  ========                                ========

NOTES:
1) Fort Mill's sole assets consisted of all the outstanding stock of Clark-Schwebel, which owned minority interests in CS-Interglas AG and Asahi-Schwebel Co., Ltd., and a fifty percent (50%) interest in Clark-Schwebel Tech-Fab Company.

2) The pro forma statement of operations does not include any benefit to be derived from the reinvestment of the $192.8 million proceeds from the sale. Springs intends to use the proceeds to meet strategic objectives, which might include repurchase of stock, debt reduction and further investments in the Company's home furnishings segment.

3) The pro forma statement of operations excludes the non-recurring gain on sale of Fort Mill.



SPRINGS INDUSTRIES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands except share data)                                          PRO FORMA
As of March 30, 1996                                                   ADJUSTMENTS FOR
(Unaudited)                                                            SALE OF FORT MILL
                                                       HISTORICAL           (1)(2)              PRO FORMA
                                                       ----------      ----------------         ----------
ASSETS
CURRENT ASSETS
 Cash and cash equivalents                             $    2,152            $188,407           $  190,559
 Accounts receivable                                      368,850             (32,711)             336,139
 Inventories                                              393,874             (28,560)             365,314
 Other                                                     28,156              (1,039)              27,117
                                                       ----------            --------           ----------
  Total Current Assets                                    793,032             126,097              919,129
                                                       ----------            --------           ----------

PROPERTY, PLANT AND EQUIPMENT                           1,392,834             (93,069)           1,299,765
 Accumulated depreciation                                (784,287)             42,065             (742,222)
                                                       ----------            --------           ----------
  Property, plant and equipment, net                      608,547             (51,004)             557,543
                                                       ----------            --------           ----------

OTHER ASSETS AND DEFERRED CHARGES                         141,909             (66,728)              75,181

                                                       ----------            --------           ----------
   TOTAL ASSETS                                        $1,543,488            $  8,365           $1,551,853
                                                       ==========            ========           ==========


LIABILITIES AND SHAREOWNERS' EQUITY
CURRENT LIABILITIES
 Short-term borrowings                                 $   55,500            $                  $   55,500
 Current maturities of long-term debt                       7,852                 (79)               7,773
 Accounts payable                                          86,577              (9,414)              77,163
 Other accrued liabilities                                120,146              (3,892)             116,254
                                                       ----------            --------           ----------
  Total current liabilities                               270,075             (13,385)             256,690
                                                       ----------            --------           ----------


NONCURRENT LIABILITIES
 Long-term debt                                           329,021                 (35)             328,986
 Deferred compensation and benefit plans                  156,028              (5,577)             150,451
 Deferred income taxes and other deferred credits          47,728             (12,682)              35,046
                                                       ----------            --------           ----------
  Total noncurrent liabilities                            532,777             (18,294)             514,483
                                                       ----------            --------           ----------

SHAREOWNERS' EQUITY
 Class A common stock - $.25 par value (12,718,922
  shares issued)                                            3,180                                    3,180
 Class B common stock - $.25 par value (7,529,579
  shares issued)                                            1,882                                    1,882
 Additional paid-in capital                               109,972                                  109,972
 Retained earnings                                        622,236              50,982              673,218
 Cost of Class A shares in treasury
  (March 30, 1996 - 108,055 shares)                        (2,403)                                  (2,403)
 Currency translation adjustment and other                  5,769             (10,938)              (5,169)
                                                       ----------            --------           ----------
  Total shareowners' equity                               740,636              40,044              780,680
                                                       ----------            --------           ----------

  TOTAL LIABILITIES AND SHAREOWNERS' EQUITY            $1,543,488            $  8,365           $1,551,853
                                                       ==========            ========           ==========


See Notes to Pro Forma Condensed Consolidated Balance Sheet.

SPRINGS INDUSTRIES, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 30, 1996
(In thousands)
(Unaudited)

Note (1):
Fort Mill's sole assets consisted of all the outstanding stock of Clark-Schwebel, which owned minority interests in CS-Interglas AG and Asahi-Schwebel Co., Ltd., and a fifty percent (50%) interest in Clark-Schwebel Tech-Fab Company.

Note (2):
The pro forma adjustments reflect the cash proceeds of $192.8 million, and the elimination of the assets and liabilities of Clark-Schwebel. Included in the pro forma adjustments are estimated selling costs and post-closing adjustments of $4.4 million. The Company realized a gain on the sale of Fort Mill in April 1996, of approximately $50.0 million, net of taxes.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Springs has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SPRINGS INDUSTRIES, INC.


                                            By:     /s/ James F. Zahrn
                                                    --------------------------
                                                    James F. Zahrn
                                                    Senior Vice President and
                                                      Chief Financial Officer

Dated: May 2, 1996

                                 EXHIBIT INDEX



       Exhibit                                                                       Page
       -------                                                                       ----
         2       Agreement and Plan of Merger dated February 24, 1996, as             11
                 amended on April 16, 1996, by and among Springs Industries,
                 Inc., Fort Mill A Inc., Vestar/CS Holding Company, L.L.C.,
                 and Clark-S Acquisition Corporation, together with a list
                 identifying the schedules and exhibits to the Agreement.
                 The schedules and exhibits to the Agreement and Plan of
                 Merger have been omitted.  Springs agrees to furnish
                 supplementally such exhibits and schedules to the
                 Commission upon request.

         99      News Release issued by Springs on April 17, 1996.                    92
